UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2010

GSI COMMERCE, INC.
 (Exact name of registrant as specified in its charter)

Delaware	0-16611	04-2958132
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

935 First Avenue, King of Prussia, PA	19406
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 491-7000

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

GSI Commerce, Inc. (the “Company”) previously announced that on April 13, 2010 Stephen J. Gold, Executive Vice President, Chief Information Officer and Corporate Chief Technology Officer of the Company assumed the role of Executive Vice President, supporting Michael G. Rubin, the Chairman, President and CEO of the Company on various initiatives.  On May 19, 2010, Mr. Gold resigned from the Company effective May 21, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSI COMMERCE, INC.

By:	/s/ Michael R. Conn

Michael R. Conn
Executive Vice President and Chief Financial Officer

Dated: May 20, 2010